UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

February 10, 2009

Live Nation, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32601	20-3247759
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

9348 Civic Center Drive Beverly Hills, California	90210
(Address of principal executive offices)	(Zip Code)

(310) 867-7000

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 10, 2009, Live Nation, Inc., a Delaware corporation (“Live Nation” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Ticketmaster Entertainment, Inc., a Delaware corporation (“Ticketmaster”), pursuant to which, among other things, Ticketmaster will merge (the “Merger”) with and into a Delaware limited liability company and wholly owned subsidiary of Live Nation (“Merger Sub”), with Merger Sub continuing as the surviving corporation following the Merger. The Merger, the Merger Agreement and the transactions contemplated thereby have been approved by the boards of directors of both Live Nation and Ticketmaster.

At the effective time of the Merger (the “Effective Time”), each issued and outstanding share of Ticketmaster’s common stock, par value $0.01 per share (“Ticketmaster Common Stock”), will be automatically converted into the right to receive 1.384 (the “Exchange Ratio”) fully paid and non-assessable shares of Live Nation common stock, par value $0.01 per share (“Live Nation Common Stock”). The Exchange Ratio shall be subject to adjustment prior to closing in order to ensure that the holders of 100% of the voting power of Ticketmaster’s equity securities immediately prior to the Effective Time (which voting power is expected at such time to be represented solely by shares of Ticketmaster Common Stock) receive 50.01% of the voting power of the equity securities of Live Nation immediately following the Merger (which voting power is expected at such time to be represented solely by shares of Live Nation Common Stock). No fractional shares of Live Nation Common Stock will be issued in connection with the Merger, and holders of Ticketmaster Common Stock will be entitled to receive cash in lieu thereof.

Also in connection with the Merger, (i) all outstanding options to purchase Ticketmaster Common Stock granted pursuant to a Ticketmaster stock plan (“Ticketmaster Stock Options”) will be converted into an option to acquire, on the same terms and conditions as were applicable under such Ticketmaster Stock Options, a number of shares of Live Nation Common Stock determined by multiplying the number of shares of Ticketmaster Common Stock subject to such Ticketmaster Stock Options immediately prior to the Effective Time by the Exchange Ratio; (ii) each award of restricted Ticketmaster Common Stock outstanding shall be converted, on the same terms and conditions applicable to restricted Ticketmaster Common Stock immediately prior to the Effective Time, into the number of shares of restricted Live Nation Common Stock determined by multiplying the number of shares of restricted Ticketmaster Common Stock subject to such award immediately prior to the Effective Time by the Exchange Ratio; and (iii) all outstanding awards of Ticketmaster restricted stock units or director share unit accounts will be converted, on the same terms and conditions applicable to such awards, into restricted stock units or an account of director share units (as the case may be) of Live Nation Common Stock by multiplying the number of shares of outstanding Ticketmaster Common Stock subject to such award immediately prior to the Effective Time by the Exchange Ratio.

The Merger Agreement contemplates that, following the Merger (i) the Company’s Chief Executive Officer, Michael Rapino, will continue to serve as Chief Executive Officer and President of the Company; (ii) Ticketmaster’s Chief Executive Officer, Irving Azoff, will become the Company’s Executive Chairman; and (iii) and Ticketmaster’s Chairman of the Board, Barry Diller, will become the Company’s Chairman of the Company’s board of directors. The Company’s board of directors will take such actions as are necessary to cause the Company’s board of directors to consist of 14 directors, seven of whom will be designated by the Company and seven of whom will be designated by Ticketmaster, prior to the Effective Time, and to cause the Company’s Audit, Compensation and Nominating and Governance committees to consist of two directors designated by the Company and two directors designated by Ticketmaster. The Company has also agreed to amend and restate its bylaws prior to closing in order to, among other things, establish the office of Executive Chairman and maintain the board of directors designation rights set forth above until the Company’s first annual meeting of stockholders following the Effective Time.

The Merger is subject to customary closing conditions, including, among others, (i) the approval of the Merger by both parties’ stockholders; (ii) the filing of an effective registration statement on Form S-4 with respect to the Live Nation Common Stock to be issued in connection with the Merger; (iii) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; and (iv) the receipt of the required consents of the lenders under Ticketmaster’s existing credit facility. The Merger is intended to qualify as a tax-free reorganization for federal income tax purposes.

Live Nation and Ticketmaster have made a number of customary representations, warranties, covenants and agreements in the Merger Agreement. The boards of directors of Live Nation and Ticketmaster have, subject to certain exceptions, agreed to recommend the issuance of shares of Live Nation Common Stock in the Merger and the adoption of the Merger Agreement, respectively, by their stockholders, and Live Nation and Ticketmaster have both agreed, among other things, to refrain from soliciting, initiating or knowingly encouraging or facilitating any proposal or offer relating to an alternative business combination transaction to the Merger. The Merger Agreement may be terminated by mutual agreement of Live Nation and Ticketmaster or by either Ticketmaster or Live Nation under certain circumstances, and Ticketmaster or Live Nation may, under certain specified circumstances, be required to pay the other party a termination fee of $15 million in addition to the reimbursement of reasonable and documented out-of-pocket expenses incurred by the other party in connection with the transaction.

In connection with the execution of the Merger Agreement, Liberty USA Holdings, LLC, a Delaware limited liability company (“Liberty”), and the Company entered into a Voting Agreement (the “Liberty Voting Agreement”) pursuant to which, among other things, Liberty agreed to vote its shares of Ticketmaster Common Stock in favor of the Merger and to vote its shares of Live Nation Common Stock in favor of the issuance of Live Nation Common Stock to Ticketmaster’s stockholders in connection with the Merger. As of February 10, 2009, Liberty was the record and beneficial owner of 16,643,957 shares of Ticketmaster Common Stock, representing approximately 29% of the outstanding shares of Ticketmaster Common Stock. In addition, Liberty has agreed, subject to certain exceptions, to refrain from disposing of its shares of Ticketmaster Common Stock or soliciting alternative acquisition proposals to the Merger involving Ticketmaster.

In connection with the execution of the Merger Agreement, Liberty, Liberty Media Corporation, a Delaware corporation (“Liberty Media”), and the Company also entered into a Stockholder Agreement (the “Liberty Stockholder Agreement”) regarding certain corporate governance rights, designation rights and registration rights with respect to the Live Nation Common Stock to be acquired by Liberty in connection with the Merger. Pursuant to the Liberty Stockholder Agreement, the Company has agreed, among other things, to grant Liberty Media the right to designate two members of the Company’s board of directors following the Effective Time, at least one of whom must be “independent” within the meaning of the rules and regulations of the New York Stock Exchange and both of whom will be considered to be designated by Ticketmaster for purposes of the Merger Agreement, until such time as Liberty holds less than 50% of the shares of Live Nation Common Stock acquired by Liberty in the Merger or, if earlier, such time following the second anniversary of the Merger as Liberty beneficially owns less than 5% of the voting power of the Company’s outstanding equity securities. The Company has also agreed to appoint one of Liberty Media’s designees to serve on the Audit and Compensation committees, subject to such designee’s satisfaction of the applicable standards for service on such committees. In addition, Liberty Media has agreed, on behalf of itself and its affiliates, to refrain from acquiring equity securities of the Company following the Effective Time that would result in Liberty Media and its affiliates holding voting equity securities in excess of a specified percentage of the Company’s voting equity securities, which percentage was initially set at 35% and is subject to adjustment, and the Company has agreed to amend its stockholder rights plan prior to the Merger to permit Liberty Media and its affiliates to acquire such percentage of the voting equity securities of the Company without triggering the issuance of rights under such plan.

The foregoing descriptions of the Merger Agreement, the Liberty Voting Agreement and the Liberty Stockholder Agreement, which are attached hereto as Exhibits 2.1, 10.1 and 10.2, respectively, do not purport to be complete and are qualified by the text thereof and are incorporated herein by reference.

Cautionary Statements

The Merger Agreement has been included to provide investors with information regarding its terms. Except for its status as a contractual document that establishes and governs the legal relations among the parties thereto with respect to the transactions described above, the Merger Agreement is not intended to be a source of factual, business or operational information about the parties.

The Merger Agreement contains representations and warranties made by the parties to each other regarding certain matters. The assertions embodied in the representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Merger Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties. Moreover, certain representations and warranties may not be complete or accurate as of a particular date because they are subject to a contractual standard of materiality that is different from those generally applicable to stockholders and/or were used for the purpose of allocating risk among the parties rather than establishing certain matters as facts. Accordingly, you should not rely on the representations and warranties as characterizations of the actual state of facts at the time they were made or otherwise.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements regarding: the growth of the North American concert industry; the Company’s market and growth opportunities; ticket sales trends information; the Company’s ticketing opportunity and strategies; and the amount of anticipated synergies and other benefits associated with the proposed transaction.

Live Nation wishes to caution you that there are some known and unknown factors that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements, including but not limited to operational challenges in achieving strategic objectives and executing the Company’s plans, the risk that markets do not evolve as anticipated, the possibility that artists may unexpectedly cancel or reschedule all or part of scheduled tours, the potential impact of the general economic slowdown, competition in the industry and challenges associated with building out the Company’s ticketing and digital media operations.

Live Nation refers you to the documents that Live Nation and Ticketmaster file from time to time with the Securities and Exchange Commission (“SEC”), specifically the section entitled “Risk Factors” of Live Nation’s most recent Annual Report filed on Form 10-K and Quarterly Reports on Form 10-Q and Ticketmaster’s Form 10 and most recent Quarterly Report on Form 10-Q, which contain and identify other important factors that could cause actual results to differ materially from those contained in the Company’s projections or forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. All subsequent written and oral forward-looking statements by or concerning Live Nation or Ticketmaster are expressly qualified in their entirety by the cautionary statements above. Live Nation and Ticketmaster do not undertake any obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.

Additional Information About the Merger and Where to Find It

In connection with the proposed Merger, Ticketmaster and Live Nation intend to file relevant materials with the SEC, including a joint proxy statement/prospectus. INVESTORS ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TICKETMASTER, LIVE NATION AND THE MERGER. The joint proxy statement/prospectus and other relevant materials (when they become available) and any other documents filed by Ticketmaster or Live Nation with the SEC may be obtained free of charge at the SEC’s website at http://www.sec.gov. In addition, investors may obtain free copies of the documents filed with the SEC (i) by contacting Live Nation’s Investor Relations Department at (310) 867-7000 or by accessing Live Nation’s investor relations website at www.livenation.com/investors; or (ii) by contacting Ticketmaster’s Investor Relations Department at (310) 360-2354 or by accessing Ticketmaster’s investor relations website at http://investors.ticketmaster.com. Investors are urged to read the joint proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the Merger.

The proposed Merger will be submitted to Ticketmaster’s and Live Nation’s stockholders for their consideration. Live Nation will file a registration statement with the SEC, which will include a joint proxy statement/prospectus, and each of Ticketmaster and Live Nation may file other relevant documents concerning the proposed Merger. Stockholders and other investors are urged to read the registration statement and the joint proxy statement/prospectus when they become available, as well as any other relevant documents concerning the proposed Merger filed with the SEC (and any amendments or supplements to those documents), because they will contain important information. You will be able to obtain a free copy of the registration statement and the joint proxy statement/prospectus, as well as other filings containing information about Ticketmaster and Live Nation, at the SEC’s website (http://www.sec.gov) and at the companies’ respective websites, http://investors.ticketmaster.com and www.livenation.com/investors.

Ticketmaster, Live Nation and their respective executive officers and directors may be deemed to be participating in the solicitation of proxies in connection with the Merger. Information about the executive officers and directors of Ticketmaster and the number of shares of Ticketmaster’s common stock beneficially owned by such persons is set forth in the registration statement on Form S-1 which was filed with the SEC on August 20, 2008. Information about the executive officers and directors of Live Nation and the number of shares of Live Nation’s common stock beneficially owned by such persons is set forth in the proxy statement for Live Nation’s 2008 Annual Meeting of Stockholders which was filed with the SEC on April 29, 2008. Investors may obtain additional information regarding the direct and indirect interests of Ticketmaster, Live Nation and their respective executive officers and directors in the Merger by reading the joint proxy statement/prospectus regarding the Merger when it becomes available.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

2.1	Agreement and Plan of Merger between Ticketmaster Entertainment, Inc. and Live Nation, Inc., dated February 10, 2009.

10.1	Voting Agreement between Liberty USA Holdings, LLC and Live Nation, Inc., dated February 10, 2009.

10.2	Stockholder Agreement among Live Nation, Inc., Liberty Media Corporation, Liberty USA Holdings, LLC and Ticketmaster Entertainment, Inc., dated February 10, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Live Nation, Inc.

By:	/s/ Kathy Willard
Kathy Willard
Executive Vice President and Chief Financial Officer

February 13, 2009

EXHIBIT INDEX

Exhibits

2.1	Agreement and Plan of Merger between Ticketmaster Entertainment, Inc. and Live Nation, Inc., dated February 10, 2009.

10.1	Voting Agreement between Liberty USA Holdings, LLC and Live Nation, Inc., dated February 10, 2009.

10.2	Stockholder Agreement, among Live Nation, Inc., Liberty Media Corporation, Liberty USA Holdings, LLC and Ticketmaster Entertainment, Inc., dated February 10, 2009.